SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2003

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2593 West Roosevelt Boulevard, Monroe, North Carolina 28110

(Address of principal executive offices)

(704) 225-8444

Registrant’s telephone number, including area code

Not Applicable

(Former address of principal executive offices)

Item 5 Other Events and Regulation FD Disclosure.

On February 25, 2003, the Registrant made a presentation to certain financial consultants of the investment banking firm of Ryan Beck & Co., Inc. During the course of the presentation, the Registrant presented certain information regarding the Registrant’s recent financial performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton President and CEO

Dated:    February 25, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation of certain financial information

4